SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[  ]    Preliminary Proxy Statement

[  ]    Confidential for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))

[X ]    Definitive Proxy Statement

[  ]    Definitive Additional Materials

[  ]    Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           ELITE PHARMACEUTICALS, INC.
                           ---------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
                                       ---

        (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1) Title of each class of securities to which transaction applies:

                                       N/A

        2) Aggregate number of securities to which transaction applies:

                                       N/A

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                       N/A

        4) Proposed maximum aggregate value of transaction:

                                       N/A

        5) Total fee paid:

                                       N/A

[  ]    Fee paid previously with preliminary materials.

[  ]    Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

        1)  Amount Previously Paid:

                                       N/A

        2)  Form, Schedule or Registration Statement No.:

                                       N/A

        3)  Filing Party:

                                       N/A

        4)  Date Filed:

                                       N/A
_______________________________________________________________________________

                          ELITE PHARMACEUTICALS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               September 21, 2000
________________________________________________________________________________

        The 2000 annual meeting of the shareholders of Elite Pharmaceuticals, Inc. ("the Company") will be held at the principal executive offices of the Company, located at 165 Ludlow Ave. Northvale, New Jersey 07647, at 4:00 P.M. on Thursday, September 21, 2000, for the following purposes:

        (1) To elect three directors to serve until the next annual meeting of the shareholders and until their successors shall be elected and shall qualify.

        (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

         The close of business on August 4, 2000, has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at said meeting.

        Management hopes all shareholders can attend this meeting. Whether or not you expect to be present, you are requested to date and sign the enclosed proxy and return it promptly in the enclosed envelope. The proxy will be returned to any shareholder who attends the meeting and requests such return.

                                        By order of the Board of Directors

                                        Mark I. Gittelman
                                        Secretary and Treasurer

August 11, 2000
________________________________________________________________________________
You are urged to complete, date and sign the enclosed proxy page and return it promptly to the transfer agent of the company, Jersey Transfer & Trust Company at 201 Bloomfield Ave., Verona, NJ 07044, Attn: Howard Manger, whether or not you are planning to attend the meeting in person. The proxy may be revoked by you at any time prior to exercise, and if you are present at the meeting you may, if you wish, revoke your proxy at that time and exercise your right to vote your shares personally.
_______________________________________________________________________________


________________________________________________________________________________

                                PROXY STATEMENT

________________________________________________________________________________

                             Annual Meeting of the

                  Shareholders of Elite Pharmaceuticals, Inc.
                         to be held September 21, 2000


SOLICITATION AND REVOCATION OF APPOINTMENT OF PROXY
---------------------------------------------------

        The enclosed appointment of proxy is solicited by the Board of Directors of Elite Pharmaceuticals, Inc. ("the Company"). It is revocable upon receipt of written notice of revocation by the Secretary of the Company at any time before it is exercised. If the enclosed appointment of proxy is signed and returned, the shares covered by the appointment will be voted at the meeting (and all adjourned sessions).

        The cost of soliciting appointments of proxy will be borne by the Company, and such costs are not expected to exceed an amount normally expended for a solicitation for an election of directors in the absence of a contest and costs represented by salaries and wages of regular employees and officers, who will carry out any solicitations to be made, which amount is not expected to exceed $1,000.00.

        The mailing address of the principal executive offices of the Company is:

                           Elite Pharmaceuticals, Inc.
                           165 Ludlow Ave.
                           Northvale, New Jersey 07647

        The approximate date on which the proxy statements and proxy cards are first sent or given to shareholders is August 21, 2000.

VOTING RIGHTS
-------------

        The holders of stock of the Company on August 4, 2000, are the only shareholders entitled to notice of and to vote at the annual meeting of shareholders on September 21, 2000, and at any adjournments thereof. On August 4, 2000, (the record date) there were 8,915,054 shares of stock outstanding and entitled to vote. Each share of stock is entitled to one vote.



VOTING PROCEDURES
-----------------

        If a majority of the shares of the Company issued and outstanding are present at the meeting in person or by proxy, a quorum will exist.

        Each shareholder entitled to vote shall have the right to cast one vote per share outstanding in the name of such shareholder (a) on the motion before the body or (b) as to election of directors, for as many persons as there are directors to be elected. For a motion to pass, the votes cast in favor of the motion must exceed the votes cast against the motion. Directors are elected by a plurality of the votes cast; the nominees with the largest number of votes will be elected up to the maximum number of directors to be elected.

        Votes by proxy will be tabulated by Jersey Transfer & Trust Company, the stock transfer agent for the Company. The votes by proxy will be cast at the meeting by the proxy holders. Any shareholder may vote in person at the meeting if no appointment of proxy has been made or if the appointment is revoked. Votes will be tabulated by the secretary of the Company.

        Under Delaware law and under the articles of incorporation and bylaws of the Company, abstentions and broker non-votes have no effect since a majority of the votes cast will carry a motion and directors are elected by a plurality of the votes cast.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
-----------------------------------------------

        Shown in the table below is any person (including any "group") known to the Company to be the beneficial owner of more than five percent (5%) of any class of the Company's voting securities as of July 21, 2000.


Title of Class  Name and Address of                           Amount and Nature of          Percent of Class
                Beneficial Owner                              Beneficial Ownership

Common          Atul M. Mehta, Director/Officer               3,032,914(1)                    29.3%
                165 Ludlow Avenue                             Direct and
                Northvale New Jersey 07647                    Indirect

Common          John de Neufville and Mely Rahn, Trustees     878,000(2)                       9.8%
                Margaret de Neufville Revocable Trusts        Direct and
                197 Meister Avenue                            Indirect
                North Branch, NJ  08876

Common          Bridge Ventures, Inc.                         492,768(3)                       5.4%
                575 Lexington Avenue, Ste. 410                Direct and
                New York, NY 10022                            Indirect

Common          Vijay Patel                                   441,036(4)                       4.9%
                19139 Pebble Court                            Direct and
                Woodbridge, CA 95258                          Indirect

(1) Includes (i) 6,300 shares held by Dr. and Mrs. Mehta as custodians for Amar Mehta; (ii) 6,300 shares held by Dr. and Mrs. Mehta as custodians for Anand Mehta; and (iii) options to purchase 1,445,214 shares of common stock
(including options for 500,000 shares held by Dr. Mehta which do not begin vesting until December 31, 2001 and then vest 100,000 shares on that date and 100,000 shares annually thereafter for four years).

(2) Represents (i) 448,000 shares held in trust for the benefit of John P. de Neufville, (ii) 405,000 shares held in trust for David T. de Neufville and (iii) options personally held by John P. de Neufville to purchase 25,000 shares.

(3) Includes (i) 56,334 shares owned by SMACS Holding Corp., an affiliate of Bridge Ventures, Inc., (ii) warrants to purchase 207,500 shares held by Bridge Ventures, Inc. and (iii) warrants to purchase 75,000 shares held by SMACS Holding Corp.

(4) Includes options to purchase 18,750 shares of common stock, warrants to purchase 117,286 shares of common stock and 15,000 shares held as custodian for Amisha Patel.

        The Company is informed and believes that as of August 4, 2000, CEDE & Co. held 3,978,283 shares of the Company and 543,835 warrants for the common stock of the Company as nominee for Depository Trust
Company, 55 Water Street, New York, New York 10004. It is the Company's understanding that CEDE & Co. and Depository Trust Company both disclaim any beneficial ownership therein and that such shares are held for the account of numerous other persons, no one of whom is believed to beneficially own five percent or more of the common stock of the Company.

SECURITY OWNERSHIP OF MANAGEMENT
--------------------------------


        Shown below, as of July 21, 2000, are the shares of the Company beneficially owned by all directors, by the chief executive officer and by executive officers of the Company as a group.



Title of Class  Name and Address of                           Amount and Nature of          Percent of Class
                Beneficial Owner                              Beneficial Ownership

Common          Atul M. Mehta, Director/Officer               3,032,914(1)                    29.3%
                165 Ludlow Avenue                             Direct and
                Northvale New Jersey 07647                    Indirect

Common          Donald S. Pearson, Director                   48,750(2)                        0.5%
                1305 Peabody Avenue                           Direct
                Memphis, TN  38104

Common          Harmon Aronson, Director                      30,000(3)                        0.3%
                26 Monterey Drive                             Direct
                Wayne, NJ  07470

Common          Mark I, Gittelman, Treasurer/Secretary        10,000(4)                        0.1%
                300 Colfax Ave.                               Direct
                Clifton, NJ  07013

Common          Officers and Directors as a Group             3,131,664                        30.0%
                                                              Direct
                                                              and Indirect

(1) Includes (i) 6,300 shares held by Dr. and Mrs. Mehta as custodians for Amar Mehta; (ii) 6,300 shares held by Dr. and Mrs. Mehta as custodians for Anand Mehta; and (iii) options to purchase 1,445,214 shares of common stock
(including options for 500,000 shares held by Dr. Mehta which do not begin vesting until December 31, 2001 and then vest 100,000 shares on that date and 100,000 shares annually thereafter for four years).

(2)     Includes options to purchase 30,000 shares of common stock.

(3)     Comprised of options to purchase 30,000 shares of common stock.

(4)     Comprised of options to purchase 10,000 shares of common stock.

        Information on the stock ownership of these persons was provided to the Company by the persons. Each outside director receives $1,000.00 as compensation for each meeting attended.


DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------

The directors and executive officers of EPI are:

Name                   Age     Position
-----                  ---     --------

Atul M. Mehta           51      President, Chief Executive Officer and Director
Donald S. Pearson       64      Director
Harmon Aronson          56      Director
Mark I. Gittelman       40      Secretary and Treasurer

        There are no arrangements between any director or executive officer and any other person, pursuant to which the director or officer is to be selected as such. There is no family relationship between the directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

        Dr. Atul M. Mehta, the founder of ELI, has been a director of ELI since its inception in 1990 and a director of EPI since 1997. He has been employed as the President of ELI since 1990 and President of EPI since 1997. Prior to that, he was Vice President at Nortec Development Associates, a company specializing in the development of food, pharmaceutical and chemical specialty products, from 1984 to 1989. From 1981 to 1984, he was associated with Ayerst Laboratories, a division of American Home Products Corporation in the solids formulation section as Group Leader. His responsibilities included development of formulations of ethical drugs for conventional and controlled-release dosage forms for both USA and international markets. He received his B.S. degree in Pharmacy with honors from Shivaii University, Kolhapur, India, and a BS, MS, and a Doctorate of Philosophy in Pharmaceutics from the University of Maryland in 1981. Other than Elite Labs, no company with which Dr. Mehta was affiliated in the past was a parent, subsidiary or other affiliate of the Company.

        Donald S. Pearson, a director since 1999, has been employed since 1997 as the President of Pearson & Associates, Inc., a company that provides consulting services to the pharmaceutical industry. Prior to starting Pearson
& Associates, Mr. Pearson served for five years as the Director of Licensing at Elan Pharmaceuticals, and prior to that he was employed by Warner-Lambert for thirty years in various marketing,business development and licensing capacities. Mr. Pearson holds a B.S. in Chemistry from the University of Arkansas and studied steroid chemistry at St. John's University. He has served on the informal advisory board of ELI for several years; other than ELI, no company with which Dr. Pearson was affiliated in the past was a parent, subsidiary or other affiliate of the Company.

        Harmon Aronson, a director since 1999, has been employed since 1997 as the President of Aronson Kaufman Associates, Inc., a New Jersey-based consulting firm that provides manufacturing, FDA regulatory and compliance services to the pharmaceutical and biotechnology companies. Its clients include United States and international firms manufacturing bulk drugs and finished pharmaceutical dosage products who are seeking FDA approval for their products for the US Market. Prior to that, Dr. Aronson was employed by Biocraft Laboratories, a leading generic drug manufacturer, most recently in the position of Vice President of Quality Management; prior to that he held the position of Vice President of Non-Antibiotic Operations, where he was responsible for the manufacturing of all the firm's non-antibiotic products. Dr. Aronson holds a Ph.D. in Physics from the University of Chicago. Other than ELI, no company with which Dr. Aronson was affiliated in the past was a parent, subsidiary or other affiliate of the Company.

        Mark I. Gittelman, CPA is the President of Gittelman & Co., P.C., an accounting firm in Clifton, NJ. Prior to forming Gittelman & Co., P.C. in 1984, he worked as a certified public accountant with the international accounting firm of KPMG Peat Marwick, LLP. Mr. Gittelman holds a B.S. in accounting from New York University and a Masters of Science in Taxation from Farleigh Dickinson University. He is a Certified Public Accountant licensed in New Jersey and New York, and is a member of the American Institute of Certified Public Accountants ("AICPA"), the Securities and Exchange Practice Section of the AICPA, and the New Jersey State and New York States Societies of CPAs. Other than ELI, no company with which Mr. Gittelman was affiliated in the past was a parent, subsidiary or other affiliate of the Company.

        Each director holds office (subject to the Company's By-Laws) until the next annual meeting of stockholders and until such director's successor has been elected and qualified. All executive officers of the Company are serving until the next annual meeting of directors and until their successors have been duly elected and qualified. There are no family relationships between any of the directors and executive officers of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
-------------------------------------------------------

        The Company became a reporting company, and reports to the Securities and Exchange Commission on Form 3, Form 4 and Form 5 became obligatory, as of August 14, 1998. None of the officers, directors or holders of 10% or more of securities of the Company made a timely filing of Form 3. As of June 13, 2000, Mark Gittelman, Secretary and Treasurer of the Company, and Donald S. Pearson and Harmon Aronson, directors, have filed reports on Form 3. Mr. Pearson filed a delinquent Form 4. Dr. Mehta has not filed any reports on Form 3 or Form 4.


ELECTION OF DIRECTORS
---------------------

        Three directors are to be elected at the annual meeting of shareholders to be held on September 21, 2000. Directors are to be elected to serve until the next annual meeting of shareholders and until their successors shall be elected and shall qualify. All nominees are incumbents. The enclosed proxy will be voted in favor of the election of the following nominees as directors: Atul M. Mehta, Donald Pearson and Harmon Aronson.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
----------------------------------------------


        Elite Laboratories, Inc. was a party to a three-year Consulting Agreement entered into with Bridge Ventures, Inc.("Bridge") on August 1, 1997, which contract expired July 31, 2000, under which Bridge provided the company with marketing and management consulting services. Under the terms of the Consulting Agreement, ELI paid Bridge the sum of $10,000 per month and reimbursed Bridge for all out-of-pocket expenses incurred on behalf of Elite Labs. Bridge is a beneficial owner of at least five percent of the Elite Pharmaceuticals' Common Stock, as described in more detail in the section entitled Security Ownership of Certain Beneficial Owners and Management.

        Elite Pharmaceuticals, Inc. is a party to an agreement whereby fees are paid to a company wholly owned by Mark Gittelman, the Company's Secretary/Treasurer, in consideration for services rendered by Mr. Gittelman in his capacity as Treasurer. For the years ended March 31, 2000 and 1999, the fees paid to that company were $75,945 and $50,414, respectively.

        Other than as described above, the Company is not (and has not been in the last two years) a party to any transaction in which any of the persons described in SEC Reg. Sec. 228.404(a) has or had a direct or indirect material interest.

COMMITTEES
----------

The Company has an Audit Committee, and the Company's Board of Directors has adopted a written charter for the Audit Committee. The Company has no other standing committees of the Board of Directors.



BOARD MEETINGS
--------------

The Board of Directors of the Company had four meetings held during the fiscal year ended March 31, 2000. No incumbent director attended fewer than 75% of the meetings of the Board during that year.


EXECUTIVE COMPENSATION
----------------------

        The following table provides information on the compensation of Dr. Atul M. Mehta, the chief executive officer of the Company for the last three fiscal years ended on March 31 in each year. No other executive officer or employee received salary and bonus exceeding $100,000 during those periods.


Summary Executive Compensation Table
------------------------------------

 (a)             (b)       (c)            (d)        (e)             (f)             (g)             (h)        (i)

 Name and        Fiscal                   Bonus      Other          Restricted      Securities      LTIP       All other
 principal       Year(1)   Salary                    Annual         stock           Underlying      payouts    compen-
 position                                            Compen-        awards          options                    sation
                                                     sation


Atul M.         1999      $227,030        $25,000   $3,040 (2)        --             500,000         --         --
Mehta           1998      $193,333        $---      $3,220 (2)        --             300,000         --         --
President       1997      $185,000        $20,000   $1,795 (2)        --             545,214         --         --

(1) The Company's fiscal year is from April 1 through March 31. The information is provided for each fiscal year beginning April 1. (2) Represents use of a company car, and premiums for insurance on Dr. Mehta's life for the benefit of his wife paid by the Company.

Option Grants Table in Last Fiscal Year
--------------------------------------

        During the last completed fiscal year of the Company, options were granted to Dr. Mehta as shown in the following table:

(a)                  (b)                     (c)                 (d)                 (e)

                     Number of            % Grant Represents     Exercise or
Name                 Securities                 of Options       Base Price      Expiration date
                     Underlying Options      to Employees                           ($/sh)


Atul M. Mehta        500,000(1)                  100%            $10.00            3-31-10 (2)

(1) 100,000 shares of the total of 500,000 shares subject to the option shall vest on each December 31, beginning December 31, 2001.

(2) The options granted to Dr. Mehta during the last fiscal year expires on the earlier of (a) one year after he ceases to be employed by EPI or to serve as an officer or director of EPI or (b) March 31, 2010. Notwithstanding, the option shall become fully vested and exercisable if Dr. Mehta's employment agreement or his position as an officer and director is terminated by the Company for any reason or if it expires as a result of the Company giving notice of nonrenewal. If the board of directors of the Company votes to approve the acquisition of more than 50% of the stock of the Company by any person or entity, the Company may require Dr. Mehta to exercise or sell the options.


Aggregated Executive Option Exercises in Last
---------------------------------------------
(1)    Fiscal Year and FY-End Option/SAR Values

(a)             (b)                (c)                               (d)                              (e)

                                                        No. of Securities Underlying          Value of Unexercised
                                                            Unexercised Options               In-the-Money Options/
                                                                at FY-End                          at FY-End

Name            Shares Acquired    Value                        Exercisable/                       Exercisable/
                on Exercise       Realized                    Unexercisable(1)                    Unexercisable

Atul M. Mehta   None                $0                        845,214/600,000                 $6,973,016/$4,950,000 (1)

(1) These shares are unregistered, and their market value is unknown and incalculable. However, the registered common stock of the Company was trading for $8.25 per share as of the close of business on June 13, 2000. It is on this hypothetical value that the figures in column (e) are calculated. These figures may have no relation to the actual value of the unexercised options.


Compensation of Directors
-------------------------

        Each non-affiliated director receives $1,000 as compensation for each meeting attended.

Employment Agreement
--------------------

        The only employment agreement which the Company has with an executive officer is the Amended and Restated Employment Agreement entered into March 31, 2000 between the Company and Dr. Atul Mehta (the "Agreement"). The Agreement provides that the Company will employ Mehta for a period of five years ending December 31, 2005 (unless sooner terminated pursuant to provisions of the Agreement). At the end of said period of five years, the Agreement will be automatically renewed for an additional five year term unless either party gives written notice of nonrenewal by December 31, 2004. Subsequent to December 31, 2010, the Agreement is automatically extended for periods of one year unless either party gives notice of nonrenewal at least one year prior to the date of expiration. The Agreement provides for an annual salary of $242,000, which amount is to be increased by the board of directors not less than 10% annually beginning January 1, 2001. The Agreement further provides that Dr. Mehta will each fiscal year receive 5% of the net profit of the Company, will have health insurance to cover Dr. Mehta and his dependents, will have insurance on his life for the benefit of his spouse or his estate in an amount of at least $300,000, and will have such bonus as the board of directors in its discretion may award to Dr. Mehta from time to time. In addition, the Agreement provides that Dr. Mehta will receive options to purchase the common stock of Elite at a price of $10.00 per share in a total amount of 500,000 shares, exercisable in increments of 100,000 shares annually beginning December 31, 2001. The options shall be exercisable from the date of vesting until one year after Mehta ceases to be employed by the Company or to serve as an officer and director of the Company or March 31, 2010, whichever is earlier. The options are exercisable by Dr. Mehta if the Agreement or Dr. Mehta's position as an officer and director is terminated by the Company for any reason or if the Agreement is not renewed by the Company. The Agreement further provides that if the board of directors votes to approve the acquisition of more than 50% of the stock by any person or entity, the Company may require Dr. Mehta to elect to exercise the options or to sell the options at a price equal to the difference between the exercise price and an amount which is 110% of the then fair market value of the stock. As to Dr. Mehta's compensation subsequent to December 31, 2005, the agreement provides that the parties shall determine Dr. Mehta's compensation after said period; and, such compensation shall be on terms no less favorable to Dr. Mehta then the terms of compensation for the first five years and shall be no less than 110% of his annual salary for the year ended December 31, 2005. The Agreement shall terminate upon (a) Dr. Mehta's death, (b) election of either party if Mehta is unable to perform his duties on account of disability for a total period of 120 days or more during any consecutive period of twelve months, by Elite upon "severe cause" and (d) by Mehta upon the occurrence of certain events. If the Agreement is terminated due to Dr. Mehta's death, his surviving spouse, or his estate if his spouse does not survive, shall receive Dr. Mehta's salary, incentive commissions, benefits and any deferred compensation accrued through the last day of the third calendar month following the month in which termination occurred; in addition, one-half of his salary would be paid for an additional period of three years. If the Agreement is terminated by the Company because of Dr. Mehta's disability or upon "severe cause", Dr. Mehta will receive his salary, incentive commissions, benefits and any deferred compensation through the last day of the calendar month in which the termination occurs. If the Agreement is terminated by Dr. Mehta upon the occurrence of one of the events specified which would permit him to so terminate, Dr. Mehta shall then receive all accrued salary, incentive commissions, benefits and any deferred compensation through the later of May 22, 2006 or the third anniversary of such termination.

DISCRETIONARY AUTHORITY
-----------------------

        The proxy being solicited confers, and the holders of each proxy shall have, discretionary authority to vote with respect to any of the following matters:

        (1) Any matter if the Company did not have notice of the matter by June 22, 2000, which is at least 45 days before the date on which the Company first mailed its proxy materials for the prior year's annual meeting of shareholders.

        (2) Approval of the minutes of the prior meeting but such approval shall not amount to ratification of the action taken at that prior meeting.

        (3) The election of any person to any office for which a bona fide nominee is named in the proxy statement and such nominee is unable to serve or for good cause will not serve.

        (4) Any proposal omitted from the proxy statement and form of proxy pursuant to Rule 14a-8 or Rule 14a-9 of the Rules of the Securities and Exchange Commission.

        (5) Matters incident to the conduct of the meeting.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------------------------

        The Board of Directors shall select the independent public accounting firm for the Company each year at its annual meeting following the annual meeting of shareholders. Therefore, no accounting firm is being recommended to or selected at this annual meeting of shareholders. Miller Ellin & Company, New York, New York, is the independent public accounting firm for the Company. It is expected that a representative from Miller Ellin & Company will be present at the annual shareholders meeting. That representative will have the opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions.


PROPOSALS OF SHAREHOLDERS
-------------------------

        Any proposals of shareholders intended to be presented at the 2001 annual meeting of the shareholders, now scheduled for not more than 30 days after September 21, 2001, must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting not later than April 13, 2001. Any such proposal must be received at the principal executive offices of the Company.

_______________________________________________________________________________
FORM 10-KSB

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED MARCH 31, 2000. SUCH REQUEST SHOULD BE DIRECTED TO MARK I. GITTELMAN, ELITE PHARMACEUTICALS, INC., 165 LUDLOW AVENUE, NORTHVALE, NEW JERSEY 07647.
_______________________________________________________________________________

                           ELITE PHARMACEUTICALS, INC.

                              APPOINTMENT OF PROXY

               Annual Meeting of Shareholders, September 21, 2000

        The undersigned shareholder hereby appoints Atul M. Mehta, President of the Company, and Mark I. Gittelman, Secretary and Treasurer of the Company, with full power of substitution, the lawful attorneys, agents and proxies of the undersigned to vote all shares of Elite Pharmaceuticals, Inc. held by the undersigned with respect to the election of directors, at the Annual Meeting of its shareholders to be held at 4:00 P.M. on September 21, 2000, at the executive offices of the Company in Northvale, New Jersey, and all adjourned sessions thereof, with all the powers the undersigned would possess if personally present at such meeting, and upon the following matters:

        1. The election of the following persons who will be nominated to serve as directors:

                     Atul M. Mehta              Donald Pearson  Harmon Aronson

        INSTRUCTIONS:  You May Withhold Authority To Vote For Any Nominee By
        ------------
Lining Through Or Otherwise Striking Out The Name Of Any Nominee. If You
Execute This Proxy In Such A Manner As Not To Withhold Authority To Vote For The Election Of Any Nominee, This Proxy Shall Be Deemed To Grant Such Authority.

        2. Such other business and matters as may be brought before the meeting or any adjournments thereof, including any matters which are not known or anticipated a reasonable time before the solicitation.

        The shares represented by this proxy will be voted as directed by the shareholder. If the person solicited specifies that authority to vote for a nominee for director be withheld, the shares will be voted in accordance with such specification. If no direction is given, the shares will be voted FOR all nominees for director. To be voted, the proxy must be received prior to the meeting.

        This Appointment of Proxy Confers Upon the Holders Discretionary Authority To Vote On The Matters Specified In The Proxy Statement Under The Heading "Discretionary Authority."

        This Appointment of Proxy is Solicited By The Board of Directors Of The Company.

                           Dated:__________________ , 2000

                           _________________________________________________
                           Signature of Shareholder

                           (Please Sign exactly as name appears on this proxy. Executors, Trustees, etc. should give full title).


Please return to:

Jersey Transfer & Trust Co.
201 Bloomfield Ave.
Verona, NJ  07044